Exhibit 10.1

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is made the 28th day of October, 2009 by and between NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership, with an address at 39 Brighton Avenue, Boston, Massachusetts 02134 (“Pledgor”), and HBC HOLDINGS, LLC, a Massachusetts limited liability company, with an address at 39 Brighton Avenue, Boston, Massachusetts 02134 (“Pledgee”).

WHEREAS, Pledgor owns a ninety-nine percent (99%) limited partnership interest (the “Pledged Interest”) in Boylston Downtown Limited Partnership, a Massachusetts limited partnership; and

WHEREAS, Pledgor has entered into and accepted a loan (the “Loan”) from Pledgee in the amount of [Seven Million, Eight Hundred Thousand and 00/100 Dollars ($7,800,000.00)], which Loan is evidenced by a promissory note of even date herewith (the “Note”); and

WHEREAS, as security for the Note, Pledgor desires to pledge the Pledged Interest to Pledgee on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Pledgee agree as follows:

1.                                       Pledge.

(a)                                  Pledgor hereby pledges, assigns and grants a security interest to Pledgee of one hundred percent (100%) of the Pledged Interest as security for the full and faithful performance of all of the Obligations (as defined below).

(b)                                 Upon the occurrence of an Event of Default (as defined below), Pledgee shall have the rights and remedies provided under the Uniform Commercial Code in force in the Commonwealth of Massachusetts as of the date of this Pledge Agreement.  In connection therewith, Pledgee may, upon no less than ten (10) days’ written notice to Pledgor sent by certified mail, return receipt requested, with all fees prepaid, sell any of the Pledged Interests in a commercially reasonable manner and for such price as Pledgee may determine in a commercially reasonable manner, subject to applicable law at a commercially reasonable public sale.  Pledgee shall be free to purchase all or any part of the Pledged Interest in Pledgee’s sole discretion.  To the extent of available sale proceeds, Pledgee may retain an amount equal to that owed to Pledgee by Pledgor pursuant to this Pledge Agreement, and any and all other instruments evidencing and securing the Obligations, plus the reasonable expenses of the sale, and shall promptly pay any balance of the sale proceeds, if any, to Pledgor.

(c)                                  Expenses of enforcing Pledgee’s rights hereunder including, but not limited to, preparation for sale, selling or the like and Pledgee’s reasonable attorneys’ fees and other expenses, shall be payable by Pledgor and shall be secured hereby.

(d)                                 All of the agreements, obligations, undertakings, representations and warranties herein made by Pledgor shall inure to the benefit of Pledgee and its respective successors and assigns, and shall bind Pledgor and his successors and assigns.

(e)                                  Pledgor agrees to execute any other instrument that Pledgee may deem necessary or desirable to effectuate the purposes of this Pledge Agreement, in Pledgee’s reasonable discretion, including, without limitation, UCC financing and continuation statements.

2.                                       Obligations.  The Pledge hereby granted shall secure the following:

(a)                                  The full and faithful performance, observance, fulfillment and compliance with all agreements, obligations and representations of Pledgor to the Pledgee, whether now existing or hereafter arising under the Note; and

(d)                                 All costs, expenses, losses, claims, damages, liabilities, penalties, suits, judgments or disbursements of any nature (including without limitation attorneys’ fees and disbursements) which may be incurred by, imposed on or asserted against Pledgee in connection with the exercise of any of Pledgee’s rights or remedies with respect to the Pledged Interests under this Pledge Agreement, or in connection with any enforcement, collection or other proceedings or any negotiations or other measure to pursue, interpret, enforce or exercise Pledgee’s rights or remedies hereunder.

The obligations set forth in this Section 2 are collectively referred to herein as the “Obligations.”

3.                                       Events of Default.   For purposes of this Pledge Agreement, the term “Event of Default” shall mean any of the following events or conditions:

(a)                                  Pledgor fails to perform or observe any provision of the Note and such default is not remedied within ten (10) days after the earlier of (i) written notice of such default given to Pledgor by Pledgee or (ii) Pledgor shall have learned of the occurrence thereof).

4.                                       Waivers.    Pledgor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Pledge Agreement or the enforcement of the rights of Pledgee hereunder of in connection with any of the Obligations or the Pledged Interests; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to Pledgor or to any account debtor in respect of any account receivable or the substitution, release or surrender of any the Pledged Interests, the addition or release of persons primarily or secondarily liable on any Obligation or on any account receivable or other the Pledged Interests, the acceptance of partial payments on any Obligation or on any account receivable or other the Pledged Interests and/or the settlement or compromise thereof.  No delay or omission on the part of Pledgee in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.  Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion.  Pledgor further waives any right he may have to notice

(other than any requirement of notice provided herein) prior to the exercise of any right or remedy provided by this Pledge Agreement to Pledgee and waives his rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.  Pledgor’s waivers under this Section have been made voluntarily, intelligently knowingly and after Pledgor has been apprised and counseled by his attorneys as to the nature thereof and its possible alternative rights.

5.                                       Termination of Agreement.   This Pledge Agreement and the Pledge created herein shall terminate when the Loan has been paid and finally discharged in full.  No waiver by Pledgee or by any other holder of Obligations of any default shall be effective unless in writing, nor shall such waiver operate as a waiver of any other default or of the same default on a future occasion in the event of a sale or assignment by Pledgee of all or any of the Obligations held by Pledgee.

6.                                       Transfer/Assignment.

(a)                                  Pledgor agrees that until this Pledge Agreement terminates, it shall not, without the express prior written consent of Pledgee, transfer, sell, pledge, exchange, or assign the Pledged Interests or any part thereof or interest therein or enter into any agreement for the transfer, sale, pledge or assignment of the Pledged Interests, or permit or suffer any other liens on the Pledged Interests, whether or not junior to the lien created hereby, to be created or to exist with respect to the Pledged Interests.

7.                                       Notices.   Except as otherwise provided herein, notice to Pledgor or to Pledgee shall be in writing and deemed to have been sufficiently given or served for all purposes hereof if delivered in hand by constable or other objective third party or mailed by first class certified or registered mail, return receipt requested, postage prepaid, at the respective addresses set forth in the opening paragraph hereof, or at such other address as the party to whom such notice is directed may have designated by like notice in writing to the other parties hereto.  A notice shall be deemed to have been given when delivered in hand or if mailed, on the earlier of (i) three (3) days after the date on which it is deposited in the mails, or (ii) the date on which it is received.

8.                                       Miscellaneous.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and the term “Pledgee” shall be deemed to include any other holder or holders of any of the Obligations.  In case a court of competent jurisdiction shall hold any provision in this Pledge Agreement to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

9.                                       Governing Law; Jurisdiction.  This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.  Pledgor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the courts of the Commonwealth of

Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the financing contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts.  Pledgor further agrees, to the extent that it may lawfully do so, that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it or him at the address provided in Section 9 of this Pledge Agreement or as otherwise provided under the laws of the Commonwealth of Massachusetts.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement as of the date first set forth above.

PLEDGOR:

NEW ENGLAND REALTY ASSOCIATES
LIMITED PARTNERSHIP, a Massachusetts
limited partnership

By: NewReal, Inc., its General Partner

By:
Ronald Brown, President

PLEDGEE:

HBC HOLDINGS, LLC,
a Massachusetts limited liability company

By:
Harold Brown, Manager